AGREEMENT

                            Dated September   , 1997

            The parties to this agreement are Xianyang Yongxin Electronics Co., Ltd. ("Yongxin"), Xianyang Daming Electronics Co., Ltd. ("Daming"), Yantai Daewoo Electronics Components Co., Ltd. ("Yantai") and Xianyang Dnon Tech Special Electro Technique Co., Ltd. ("Dnon Tech" and together with Yongxin, Daming, Yantai, the "Asia Electronic Subsidiaries") and each of the entities listed on schedule A (each, a "Pianzhuan Group Member").

            The parties agree as follows:

            1. Business Opportunities; Competition. No Pianzhuan Group Member may manufacture, market, sell or otherwise dispose of, for its own account or for the account of others, deflection yokes for CPTs or CDTs. Notwithstanding the foregoing, however, Xianyang Pianzhuan Co., Ltd. ("Xianyang"), a Pianzhuan Group Member, may continue to design, manufacture, market and sell 18" and 21" (narrow) deflection yokes in the People's Republic of China.

            2. Certain Payments. The Asia Electronic Subsidiaries shall pay all currently outstanding liabilities and obligations to each Pianzhuan Group Member as promptly as practicable (and, in any event, prior to October 1, 1997), and thereafter shall pay all liabilities and obligations to each Pianzhuan Group Member during the term of this agreement, within 30 days after receiving an invoice therefor.

            Each Pianzhuan Group Member shall pay all its currently outstanding liabilities and obligations to the Asia Electronic Subsidiaries as promptly as practicable (and, in any event, prior to October 1, 1997), and thereafter shall pay all liabilities and obligations to the Asia Electronic Subsidiaries during the term of this agreement, within 30 days after receiving an invoice therefor.

            3. Services. Each Pianzhuan Group Member that has provided sales and marketing, research and development or administration or other services to the Asia Electronic Subsidiaries shall, from time to time, at the request of Yongxin, Daming, Yantai or Dnon Tech, continue to provide such services at cost, as determined in accordance with past practice.

            4. Acknowledgment. Each Pianzhuan Group Member hereby acknowledges and agrees that it does not have any right, under any agreement in effect on the date of this agreement or otherwise, to cause either Yongxin, Daming, Yantai or Dnon Tech to take, or refrain from taking, any action, other than as expressly provided in this agreement.

            5. Term. The provisions of sections 1, 2 and 3 shall terminate on the tenth anniversary of this agreement.

            6.    Miscellaneous

            (a) This agreement shall be governed by and construed in accordance with the law of the state of New York applicable to agreements made and to be performed wholly in the State of New York. Yongxin, Daming, Yantai and Dnon Tech and each Pianzhuan Group Member agrees that any suit, action or proceeding (a "Proceeding") brought against it arising out of or based upon this Agreement may be instituted in any state or federal court in the Borough of Manhattan, The City of New York, and waives any objection which it may now or hereafter have to the laying of venue


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


of any such Proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any such Proceeding.

            (b) All notices and other communications under this agreement shall be in writing and may be given by any of the following methods: (i) personal delivery; (ii) facsimile transmission; (iii) registered or certified mail, postage prepaid, return receipt requested; or (iv) overnight delivery service. Notices shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for that party as shall be specified by notice given under this section 6(b)):

            if to Yongxin, Daming, Yantai or Dnon Tech, to it at:

                    70 West Weiyang Road

                    Xianyang, Shaanxi Province

                    People's Republic of China

                    Telephone: (+86) 9103320881

                    Facsimile: (+86) 9103320808



            if to a Pianzhuan Group Member, to it at:

                    18 West Weiyang Road

                    Xianyang, Shaanxi Province

                    People's Republic of China

                    Telephone: (+86) 9103320891

                    Facsimile: (+86) 9103320666


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


All such notices and communications shall be deemed received upon (i) actual receipt by the addressee, (ii) actual delivery to the appropriate address or
(iii) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

            (c) This agreement may be executed in counterparts, each of which shall be considered an original, and all of which together shall constitute the same instrument.

            (d) The parties acknowledge that the remedy at law for breach of this agreement may be inadequate and that, in addition to any other remedy a party may have for a breach of this agreement, that party may be entitled to an injunction restraining any such breach or threatened breach, or a decree of specific performance, without posting any bond or security. The remedy provided in this section 6(d) is in addition to, and not in lieu of, any other rights or remedies a party may have.

            (e) If any provision of this agreement is invalid or unenforceable, the balance of this agreement shall remain in effect, and, if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.


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


            (f) This agreement contains a complete statement of all the arrangements among the parties with respect to its subject matter, supersedes all existing agreements among them with respect to that subject matter, may not be changed or terminated orally and any amendment or modification must be in writing and signed by the party to be charged.

                                           XIANYANG DAMING ELECTRONICS CO., LTD.



                                           By:______________________________

                                           XIANYANG YONGXIN ELECTRONICS CO.,
                                           LTD.


                                           By:______________________________

                                           XIANYANG DNON TECH SPECIAL ELECTRO
                                           TECHNIQUE CO., LTD.


                                           By:______________________________

                                           YANTAI DAEWOO ELECTRONIC COMPONENTS
                                           CO., LTD.


                                           By:______________________________

                                           XIANYANG PIANZHUAN CO., LTD.


                                           By:______________________________

                                           XIANYANG AODAI ELECTRONIC CO., LTD.


                                           By:______________________________

                                           SHAANXI HUAYU ELECTRONIC TECHNICAL
                                           CO., LTD.


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

                                           By:______________________________

                                           XIANYANG PIANZHUAN DEVELOPMENT
                                           CO., LTD.


                                           By:______________________________

                                           XIANYANG CHEMICAL NEW MATERIAL PLANT


                                           By:______________________________

                                           NORTH-WEST MDICAL EQUIPMENT
                                           GENERAL-PLANT


                                           By:______________________________

                                           XIAN MEDICAL EQUIPMENT PLANT


                                           By:______________________________

                                           SHAANXI BAXING MOTO CO., LTD.


                                           By:______________________________

                                           SHANDONG ISV ELECTRONIC MATERIAL
                                           CO., LTD.


                                           By:______________________________

                                           RONGCHENG BAOTONG ELECTRONIC
                                           CO., LTD.


                                           By:______________________________

                                           YANTAI DONGMIN PLASTICSOL CO., LTD.


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


                                           By:______________________________

                                           WEIHAI DAEWOO ELECTRONIC CO., LTD.


                                           By:______________________________

                                           WEIHAI XINHAN ELECTRONIC CO., LTD.


                                           By:______________________________

                                           SHANDONG DAEWOO ELECTRONIC DEVICES
                                           CO., LTD.


                                           By:______________________________

                                           WEIHAI CAIT HI-TECH CORP.


                                           By:______________________________

                                           WEIHAI SPEAKER ELECTRONIC CO., LTD.


                                           By:______________________________


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


                                                                      SCHEDULE A
                                                                      ----------


XIANYANG PIANZHUAN CO., LTD.

XIANYANG AODAI ELECTRONIC CO., LTD.

SHAANXI HUAYU ELECTRONIC TECHNICAL CO., LTD.

XIANYANG PIANZHUAN DEVELOPMENT CO., LTD.

XIANYANG CHEMICAL NEW MATERIAL PLANT

NORTH-WEST MEDICAL EQUIPMENT GENERAL - PLANT

XIAN MDICAL EQUIPMENT PLANT

SHAANXI BAXING MOTO CO., LTD.

SHANDONG ISV ELECTRONIC MATERIAL CO., LTD.

RONGCHENG BAOTONG ELECTRONIC CO., LTD.

YANTAI DONGMIN PLASTICSOL CO., LTD.

WEIHAI DAEWOO ELECTRONIC CO., LTD.

WEIHAI XINHAN ELECTRONIC CO., LTD.

SHANDONG DAEWOO ELECTRONIC DEVICES CO., LTD.

WEIHAI CAIT HI-TECH CORP.

WEIHAI SPEAKER ELECTRONIC CO., LTD.


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